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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 21, 1998



                            STEWART ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

           LOUISIANA                0-19508                72-0693290
 (State or other jurisdiction     (Commission           (I.R.S. Employer
        of incorporation)         File Number)          Identification No.)



                         110 VETERANS MEMORIAL BOULEVARD
                           METAIRIE, LOUISIANA  70005
               (Address of principal executive offices) (Zip Code)



                               (504) 837-5880
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

    This Current Report on Form 8-K is being filed in order to file as exhibits hereto (i) the Underwriting Agreement, dated April 21, 1998, between Stewart Enterprises, Inc. (the "Company") and the underwriters named therein, relating to the Company's 6.40% Remarketable Or Redeemable Securities (ROARS) Due May 1, 2013 (Remarketing Date May 1, 2003) (the "ROARS"); (ii) the Remarketing Agreement, dated April 24, 1998, between the Company and NationsBanc Montgomery Securities LLC, relating to the ROARS;
(iii) the First Supplemental Indenture, dated April 24, 1998, between the Company and Citibank, N.A., as Trustee, relating to the ROARS; and (iv) the form of ROARS.

    On April 24, 1998, the Company issued the following press release.

"CONTACT:
    Ronald H. Patron
    Stewart Enterprises, Inc.
    110 Veterans Memorial Boulevard
    Metairie, Louisiana  70005
    (504) 837-5880

FOR IMMEDIATE RELEASE

STEWART ENTERPRISES ANNOUNCES COMPLETION OF $200 MILLION OFFERING OF REMARKETABLE OR REDEEMABLE SECURITIES

Metairie, Louisiana, April 24, 1998. . . Stewart Enterprises,  Inc. (NASDAQ
NMS: STEI) announced today that it has completed its public offering of $200 million of 6.40% Remarketable Or Redeemable Securities (ROARS) due May 1, 2013 (remarketing date May 1, 2003). The ROARS were priced to the public at 99.677% to yield 6.476%. The offering was underwritten by NationsBanc Montgomery Securities LLC, Bear, Stearns & Co. Inc and Citicorp Securities, Inc.

On the remarketing date, May 1, 2003, the ROARS will either be redeemed at par by the Company or purchased at par by NationsBanc Montgomery Securities LLC for remarketing. If the ROARS are remarketed, they will have a new coupon for the remaining 10-year term equal to 5.44% plus a spread representing the then-current market spread for the remaining scheduled term of the ROARS. As part of the transaction, the Company has received from NationsBanc Montgomery Securities LLC a payment for the right to remarket the securities on the remarketing date.

In addition, the Company entered into a forward Treasury lock agreement in early April, which was settled at a gain at the time the offering was priced. The net effective rate to the Company, including the remarketing payment and gain from the Treasury lock, assuming the securities are redeemed by the Company after five years, is 5.77%. If the securities are remarketed after five years, the net effective rate is expected to be approximately 6.14% over 15 years.



The offering generated net proceeds to the Company of approximately $203.6 million, including the remarketing payment, which will be used to reduce the balances outstanding on its existing credit facilities, which amounts will then become available to the Company to fund its continuing business expansion program and for general corporate purposes.

Founded in 1910, Stewart Enterprises, Inc. is the third largest provider of products and services in the death care industry in North America, currently owning and operating 452 funeral homes and 132 cemeteries in North America, Europe, the Pacific Rim and South America."


    Additionally, on April 21, 1998, the Company issued the following press release.

"CONTACT:
    William E. Rowe
    Stewart Enterprises, Inc.
    110 Veterans Boulevard
    Metairie, Louisiana 70005
    504/837-5880

FOR IMMEDIATE RELEASE
STEWART ENTERPRISES ENTERS SOUTH AMERICA WITH ACQUISITION IN
ARGENTINA

New Orleans, Louisiana, April 21, 1998 ... Stewart Enterprises, Inc. (NASDAQ NMS:STEI) today announced its initial entry into South America with the acquisition of 18 funeral homes in Buenos Aires, Argentina.

The firms, collectively known as Cocheria Parana, S.A., are located in the greater Buenos Aires market. Buenos Aires is the capital of Argentina with a population of approximately 12 million, or about one third of the total Argentine population of 35 million. Founded in 1961, these firms perform in excess of 6,400 services annually. Cocheria Parana, S.A. is the largest funeral company in Argentina.

"The acquisition of this fine funeral business is an exciting opportunity for our company, as we enter South America," said Joseph P. Henican, III, chief executive officer of Stewart Enterprises, Inc., adding, "The Company's experience in the Latin markets in North America has been very successful, and we expect this acquisition in Buenos Aires to serve as the foundation of future growth in South America. Stewart's expansion now extends to ten countries in locations across the globe, including North America, Europe, the Pacific Rim and South America."

"Our affiliation with the Cocheria Parana funeral business in South America marks a very positive step in our company's strategic acquisition program. Argentina is a very promising marketplace, and we look forward to providing the families of that country with the highest possible quality, service and value," said William E. Rowe, president and chief operating officer of Stewart Enterprises, Inc. adding, "We are pleased that Cocheria Parana's president, Alfredo Peculo, will continue to manage the day-to-day operations of these fine businesses. Peculo brings over 37 years of experience in the death care industry to the Company."

Founded in 1910, Stewart Enterprises, Inc. is the third largest provider of products and services in the death care industry in North America, currently owning and operating 452 funeral homes and 132 cemeteries in North America, Europe, the Pacific Rim and South."


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits

1.1 Underwriting Agreement dated April 21, 1998 between the Company and each of the underwriters named therein.

1.2 Remarketing   Agreement  dated  April 24, 1998 between the  Company and
    NationsBanc Montgomery Securities LLC.

4.1 First Supplemental Indenture dated April 24, 1998 between the Company and Citibank, N.A., as Trustee.

4.2 Form of ROARS.



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                             SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STEWART ENTERPRISES, INC.



April 22, 1998                     /s/ Kenneth C. Budde
                                   -------------------------------
                                   Kenneth C. Budde
                                   Senior Vice President - Finance
                                   Secretary and Treasurer
                                   (Principal Accounting Officer)





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                           EXHIBIT INDEX

1.1 Underwriting Agreement dated April 21, 1998 between the Company and each of the underwriters named therein.

1.2 Remarketing Agreement dated April 24, 1998 between the Company and NationsBanc Montgomery Securities LLC.

4.1 First Supplemental Indenture dated April 24, 1998 between the Company and Citibank, N.A., as Trustee.

4.2 Form of ROARS.




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